Investor Presentation June 2020

Forward-Looking Statements Some of the information in this presentation that is not historical in nature constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to the Company's expectations, beliefs and strategies regarding the future. These forward- looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors, including the impacts of the COVID-19 pandemic, general economic conditions, adverse weather conditions, competition for consumer leisure time and spending, unanticipated construction delays, changes in the Company’s capital investment plans and projects and other factors discussed from time to time by the Company in its reports filed with the Securities and Exchange Commission (the “SEC”) could affect attendance at the Company’s parks and cause actual results to differ materially from the Company's expectations or otherwise to fluctuate or decrease. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company's Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events, information, circumstances or otherwise that arise after the publication of this document. 1

FUN Overview 2

Cedar Fair Executive Team Brian Witherow Duff Milkie CFO GC Tim Fisher COO Kelley Semmelroth CMO Richard Zimmerman Dave Hoffman CEO CAO Craig Heckman HRO 3

OUR VISION TO BE THE PREFERRED CHOICE for regional entertainment. OUR MISSION TO MAKE PEOPLE HAPPY by providing them fun, dynamic and memorable experiences they can share with their family and friends year after year. 4 4

PARKS PORTFOLIO KEY STATISTICS Own and operate Entertain 11 28M amusement parks visitors annually 9 outdoor water parks 841 (in-park) rides and attractions 4 124 outdoor water parks roller coasters (unique gates) 2,300+ 1 hotel rooms indoor water park (hotel feature) 5

Ended 12/31/19 Ended 12/31/19 2019 Operating Results w/ Schlitterbahn Same-park Basis $1.47B $1.43B Net Revenues 3% 4% 9% 6% Net Revenues Growth 1% 8% 5% Attendance 1% 1% In-Park Per Capita Spending 11% 8% Out-of-Park Revenues 6

Record 2019, Strong Start to 2020 prior to COVID-19 TOTAL REVENUE ADJUSTED EBITDA(a) ($ in millions) ($ in millions) 1,600 550 1,500 $1,475 $505 500 $481 $479 $468 1,400 $1,349 $459 $1,322 $1,289 450 $431 1,300 $1,236 $425 $1,160 $391 1,200 $1,135 400 $375 $1,068 1,100 $1,028 350 1,000 900 300 2011 2012 2013 2014 2015 2016 2017 2018 2019 2011 2012 2013 2014 2015 2016 2017 2018 2019 2019 Results 2020 To Date . Record net revenues of $1.47 billion, up 9%; same park up 6% . At March 29, 2020, sales of season passes and all-season products were up approximately 30%; deferred revenues were . Record attendance of 27.9 million visits, up 8%; same park up 5% up 20% or $33 million compared to the same period last year. . Record in-park per capita spending of $48.32, up 1%; same park up . Prior to the mid-March COVID-19 disruption, attendance was up 1% 149,000 visits, or 19%, and revenues were up more than $8 . Record out-of-park revenues of $169 million, up 11%, same park up million – both reflecting a record start at Knott’s Berry Farm. 8% (a) See Appendix for reconciliation of Adjusted EBITDA 7

Strong Long-Term Growth and Recession Resilient Financial Crisis $600 2009 = (11.0%) 2010 = 13.2% Acquisitions: Early 2000’s 1992 – Dorney Park $500 Early 1990’s Recession 1995 – World of Fun Recession 2001 = (6.1%) 2002 = 11.4% 1997 – Knott’s Berry Farm $400 2001 – Michigan’s Adventure $300 2004 – Geauga Lake ($ in millions) 2006 – Paramount Parks (five parks) $200 Adj. EBITDA 2019 – Schlitterbahn (two water parks) $100 – Sawmill Creek Resort (a) & Conference Center $0 (a) See Appendix for Reconciliation of Adjusted EBITDA 8

Compelling Investment Rationale 1 Best-in-class parks and brands with loyal, high-repeat customer base 2 High quality assets and significant real estate holdings (and underlying asset value) 3 High barriers to entry 4 Strong business model and steady growth in revenues and free cash flow 5 Resilient operating performance through economic cycles 6 Industry-experienced management with history of delivering results Cedar Fair is entering a period of disruption from a position of strength 9

COVID-19 Measures 10

COVID-19 – Senior Secured Notes Offering Completed • Secured $1.0 billion of 5.5% senior secured notes due 2025 • $463 million used to repay a portion of senior secured term loan • Credit facility amended, suspends total leverage ratio financial maintenance covenant after Q1 2020 • Total leverage ratio covenant replaced by senior secured leverage ratio covenant • Commencing Q1 2021 through Q3 2021, leverage calculation substitutes results from Q2 2020 through Q4 2020 with results from Q2 2019 through Q4 2019 • Prevents the effects of COVID-19 from distorting covenant calculations • Removes distractions from prudent management of the business • Requirements of amended credit facility: • Must maintain minimum liquidity level of $125.0 million • Subject to payment restrictions, such as distributions, generally through December 2021 • Added incremental $100 million of revolving credit commitments to existing revolving credit facility • Total size of revolver now $375 million 11

COVID-19 – Measures Taken to Reduce Monthly Cash Burn • Proactive steps taken to reduce operating expenses during the COVID-19 pandemic: • Eliminated nearly all of our seasonal and part-time labor costs until the parks prepare to reopen • Suspended all advertising and marketing expenses, and reduced general and administrative spend and other park-level operating expenses to better align with the disruption in operations • Reduced the CEO’s salary by 40% and all other executives by 25% • Deferred base salaries for all other salaried employees by 25%, subject to minimum thresholds or other statutory limitations • Reduced scheduled hours for full-time hourly employees by 25% to 30 hours per week • Suspended cash fees for the Board of Directors until business conditions improve • Additional proactive steps taken to provide incremental liquidity and enhanced financial flexibility: • Suspended quarterly unitholder distribution payments until market visibility improves and distribution payments can be reinstituted under our recently revised debt covenants • Reduced capital spending for calendar year 2020, including the suspension or delaying $75-100 million of capital projects planned for the 2020 and 2021 operating seasons 12

COVID-19 – Liquidity Outlook • Based on the measures taken to date, we anticipate our cash burn rate during the time park operations are fully suspended will be approximately $30-40 million per month on average including: • A reduced level of operating costs for as long as the parks remain closed that would still allow them to be prepared to reopen in 2020 • Projected run out on essential capital investment projects in process • Debt facility costs • Under a scenario where park closures extend through all of 2020, we have identified additional measures that can be taken to reduce the cash burn rate by as much as another $5-7 million per month • Pro-forma liquidity position as of March 29, 2020, was $821 million • $289 million in available revolver capacity (net of approximately $16 million letters of credit) • $532 million in cash on hand • Pro-forma senior secured leverage ratio of 2.6x at end of Q1 2020 • Represents more than $170 million of EBITDA cushion from previous 4.0x covenant 13

COVID-19 – Customer Initiatives • Extended 2020 season pass privileges through the end of 2021 season • Extension represents effort to proactively manage demand for the 2021 season • Helps to compensate passholders for any lost operating days during 2020 due to the effects of the pandemic • Paused collection of guest payments on installment purchase products until we have better visibility on reopening of parks • Adding enhancements to mobile app technologies, focused on usable tools and applications helpful for guests throughout their park visits • New technologies such as new cashless payment app promotes safer guest and associate interactions • Strengthens safety measures recommended by health officials while offering exciting, guest-friendly alternatives to enhance the overall guest experience 14

Long-Range Plan 15

CAPEX – Long-Term Strategy Capital investment in new attractions and infrastructure needs migrating toward 9% of revenues over the long • Maintain position as the leader in world- term, before investment in adjacent development class thrill rides and attractions • Broaden park offerings, improve guest New Rides, Events service and eliminate transactional pain and Attractions 10% points In-Park • Build off successes, such as premium Enhancements 25% product offerings, limited-time events of 50% Asset scale and resort accommodations Maintenance • Expand cadence of and reduce reliance on 15% Adjacent large-scale investments to drive growth Development • Something new in every park, every year 16

Consumer Insights Research We’ve held numerous Focus Groups to explore which types of entertainment experiences are most likely to motivate visitation. Key Findings: • Something for everyone - consumers are seeking entertainment options that can accommodate all types of people, ages and interests • Disconnecting to connect – despite the pervasiveness of technology, people still appreciate simple fun that fosters connection • Consumers are on the hunt for “never before” experiences • Craving atmosphere and experiences with a “sense of place” • Consumers see “local” as more authentic • Authentic diversity is differentiating – consumers are drawn to places that celebrate the diversity of the area in an authentic way 17

Consumer Insights Research Rides and events remain top reasons for visiting our parks, with high-park-interest guests driven by water parks and family coasters. Top Reasons to Visit Parks: • Family Rides • Thrill Coasters • Water Rides • Seasonal Events • Anniversary Celebrations 18

Long-Range Plan: Core Strategies

- **Broaden the Guest Experience**
  - Aimed at driving more visits from existing guests and incremental visits from new, unique guests
  - Traditional rides, such as roller coasters and water attractions, still play an important role
  - Expanded use of limited-duration events and more immersive experiences – "Seasons of FUN" model that drives urgency to visit
  - Food & beverage to continue to play an outsized role in the guest experience
- **Expand the Season Pass Program**
  - Remains our strongest growing channel – approximately 53% of total attendance in 2019
  - Continued evolution of the program, including the broad rollout of PassPerks, our season pass loyalty program
- **Increase Market Penetration through Targeted Marketing Efforts**
  - Key opportunities exist with several demographic groups with the fastest population growth rates
- **Pursue Adjacent Development**
  - Continued evolution of our accommodations and resort offerings

19

“Seasons of FUN” Model: Creates Urgency to Visit 20

Offer Guests Immersive Experiences 21

Food & Beverage Playing A Key Role • Our research confirms food and beverage today play a critical role in the guest experience • Consumers want unique experiences, offerings they can’t get at home • We have enhanced existing F&B facilities, added more immersive dining experiences • Executive chefs and additional culinary talent hired at each park • Since 2011, F&B revenues up more than 50%; F&B per cap up more than 35% 22

The Changing Landscape of Food & Beverage 23

Popular 4th Quarter Events Extend Calendar, Add Growth • 2016 – first year for the event (one park with approximately 140,600 guests in attendance) • 2019 – six parks with a combined attendance of approximately 1.2 million • Canada’s Wonderland – extraordinary 1st year • Haunt’s popularity has increased dramatically over the past two decades o Haunt produces some of our highest attendance days • Attendance in October up by more than 30% over the last decade o October now more than 10% of annual attendance 24

Season Pass Channel Growth Remains Strong 2019 • Season pass visitation comprised 53% of 2019 Retail / total attendance (same park), up from 27% in Other Season 2009 Pass Group • Season passes sold for 2019 exceeded 2.6 million Sales units, nearly double the number sold in 2009 Season Pass Group Sales Retail / Other • Season pass visitation in 2019 topped 14 million visits versus our total attendance of 27.9 million 2009 guests Season Pass • Strong sales growth trends continue for all-season Retail / Other dining and beverage options Group Sales Season Pass Group Sales Retail / Other 25

Evolution of the Season Pass Program Goal: Transition program to Long-term Relationship-based model (from Seasonal Transactional) . Loyalty Program builds lifetime value for guests Objectives: . Address affordability concerns for value-oriented guests while maintaining admissions price integrity . Drive higher unit sales through “stickier” retention . Increase the average visitation of our season passholder base 26

PASSPERKS Loyalty Program

Objective: Deliver surprises and provide incentives to our most engaged guests – the season passholder

- Offer a program that resonates with season passholders
- Play into our guest's emotions by delivering the unexpected
- Drive incremental visits from passholders throughout the season
- Incentivize renewals, driving retention rates higher
- Systemwide program rollout in 2021
  - Rewards are earned with each park visit
  - Offer monthly incentives, such as discounted "Bring-a-Friend" tickets, or in-park discounts on food and merchandise
  - Conduct lucky drawings monthly (based on visitation), featuring exclusive experiences as prizes

Kings Island
PASSPERKS
HAVE FUN. GET FUN.

27

SP Payment Plan + Loyalty Program Meet Objectives CEDAR FAIR SEASON PASS PROGRAM Subscription Key Objectives Payment Plan Loyalty Program + Model Affordability YES NO YES Retention NO YES YES Visitation NO YES NO Pricing Power YES YES NO Purchase Urgency YES NO NO 28

Market Sizing Study Performed to better measure the current penetration of markets feeding our parks and gain a better understanding of the consumer segments within those markets. Key Findings: • Strong attendance penetration among demographic groups in decline o Lowest penetration among groups with the fastest population growth rates • Key opportunities exist with several demographic segments across multiple parks: o Older Non-Families o Families with Young Children o Millennial Non-Families o Asian American and U.S. Hispanic Households o High-Income Households • Near-term priority to focus on the tourism market in Southern California 29

Evolution of the Accommodations Channel • Substantial growth of accommodations portfolio last 8 years: o Total hotel rooms grew to more than 2,300 from 1,900 (includes Schlitterbahn and Sawmill Creek Resort) o Total luxury RV sites increased to more than 600 • Accommodations Revenue: o > $80 million, up 35% since 2011 (includes Schlitterbahn and Sawmill Creek Resort) 30

Adjacent Development – Accommodations • Charlotte – adjacent to Carowinds • Sandusky – minutes from Cedar Point • Opened November 2019 • 236-room hotel and conference center, • 130 well-appointed suites restaurants, Tom Fazio-designed golf course • Year-round accommodations • Undergoing rolling renovation, reopen TBD 31

Cedar Point Sports Center Outdoor Facility • Opened March 2017 – performance is pacing well ahead of the original pro-forma model • 10 multi-use fields with clubhouse • Baseball, softball, soccer, lacrosse Indoor Center • Opened January 2020 • 145,000 square feet • Court space accommodates 10 basketball courts and 20 volleyball courts • AAU basketball, JO volleyball, wrestling, cheer, gymnastics 32

Key Takeaways • COVID-19 Measures o Timely, proactive steps taken to further strengthen financial position if long-term disruption occurs o Completed $1 billion notes offering and dramatically reduced cash burn; parks in state of readiness o Suspended quarterly unitholder distribution payments until market visibility improves and permitted to reinstitute under debt covenants o Implementing COVID-related safety procedures with upgraded technologies for park re-openings • Growth o As operations recover, confident long-term strategies and initiatives will continue to drive up attendance, per capita spending and revenue growth for the foreseeable future • Leverage o Top priority to responsibly reduce total leverage back below 4.0x as quickly as possible o Re-establish balance sheet flexibility to pursue future opportunities like Schlitterbahn • CAPEX o Critically evaluating the required level of capital investment necessary for each of our parks; more efficient deployment of capital within each park o Evolving capital investments to coincide with the changing tastes of the consumer 33

Appendix 34

Capital Structure – Debt Maturities . Pro-forma total debt Amounts in Millions outstanding of $2.7B at 1200 Revolver Capacity 03/29/20 Term Debt Senior Notes . Pro-forma cash on hand 900 totaled $532M at 03/29/20 . Pro-forma Consolidated Leverage Ratio at 03/29/20 of 600 5.6x (4.6x net) $450 $1,000 . Projected full-year 2020 cash interest costs of approximately 300 $500 $500 $130M $375 $264 . Full-year cash interest costs 0 projected to be $150-155M in 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2021-2023 35

Adjusted EBITDA Reconciliation 36